UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

Form 8-K
_____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): May 10, 2018

Superconductor Technologies Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21074	77-0158076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9101 Wall Street, Suite 1300, Austin, TX 78754
(Address of Principal Executive Offices) (Zip Code)

(512) 334-8900
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 2.02. Results of Operations and Financial Condition.

     On May 10, 2018 Superconductor Technologies Inc. announced, via press release, results for its first fiscal quarter ending March 31, 2018. The press release is attached to this filing as Exhibit 99.1, and the financial information therein is hereby incorporated by reference.

     Pursuant to General Instruction B.2 of Form 8-K, the information furnished in response to this Item 2.02 (including the information incorporated by reference to Exhibit 99) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to any of the liabilities of that section. The Company is NOT incorporating such information by reference in any registration statement filed by the Company under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(c) EXHIBITS

99.1	Press release dated as of May 10, 2018 (the press release may also be found on the Company’s website at www.suptech.com on the Investor Relations page).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Superconductor Technologies Inc.

Date: May 10, 2018	By:	/s/ William J. Buchanan
William J. Buchanan
Vice President and Chief Financial Officer